[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                               MFS(R) GOVERNMENT
                               LIMITED MATURITY FUND

                               SEMIANNUAL REPORT o JUNE 30, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 19
Trustees and Officers ..................................................... 25

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 17, 2000
--------------
(1)The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.
(2)Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization- weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of D. Richard Smith]
   D. Richard Smith

For the six months ended June 30, 2000, Class A shares of the fund provided a total return of 2.83%, Class B shares 2.32%, Class C shares 2.41%, and Class I shares 3.04%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 2.98% return for the average short-term U.S. government debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. The fund's returns also compare to a 2.95% return for the fund's benchmark, the Lehman Brothers One- to Three-Year Government Bond Index (the Lehman Index), an unmanaged, market-value-weighted index comprised of debt issued by the U.S. government and its agencies with remaining maturities of one to three years.

Q. CAN YOU START BY REVIEWING THE OVERALL GOAL OF THE FUND?

A. Sure. We seek to provide a bond fund of government-quality securities with low price volatility and yields that, over a time frame of several years, will exceed the total return of most money market accounts. All holdings in our portfolio meet the strict federal eligibility requirements for investments by banks and credit unions. During more favorable periods, such as when interest rates are stable or declining, we try to produce yields that outperform the returns of money market accounts. We believe this conservative strategy may help us to outperform the majority of money market accounts over most two- to three-year periods. (Investments in the fund are neither insured nor guaranteed by the U.S. government. See the Prospectus for details.)

Q. HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS?

A. The fund performed according to its design. We aim to produce a positive return during difficult periods for bonds, which is exactly what happened during the six months ended June 30, 2000. Continued strong economic growth and rising interest rates muted government security returns. In order to put the brakes on the economy and the stock market, the Federal Reserve Board (the Fed) raised short-term interest rates three times from the beginning of 2000 through the end of June. The most recent rate increase was a half-percentage-point hike in May, the largest in five years. By the end of June, the federal funds rate -- the rate used for overnight loans between banks -- was up to 6.50%, the highest level in nine years. As short-term interest rates soared, most bond yields rose and their prices fell.

Q. LET'S START WITH U.S. TREASURY SECURITIES. HOW DID THEY FARE DURING THE
   PERIOD?

A. Although their yields ended the period about where they began, short-term Treasuries experienced a fair amount of volatility during the period. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Toward the beginning of the period, the yield on two-year Treasury notes stood at roughly 6.20%. They moved higher and lower in the ensuing months, peaking in May at about 6.90% as investors continued to worry about the Fed's interest-rate and inflation-fighting stances. In June, however, we believe investors became more confident that the Fed was nearing the end of its year-long campaign to cool the economy and inflation, and yields went back down to around 6.30% at the end of June. With yields showing little net movement from the beginning to the end of the period, short-term Treasury securities prices were more or less stagnant.

   During the period, we kept about 37% of the fund in U.S. Treasuries, which was a plus given their relatively strong performance. Although most of our Treasury holdings were one-year Treasury notes, we also had a small amount of 10-year Treasury bonds, which performed better than their shorter-term counterparts. In addition, we maintained a 5% cash position because we were in a period when the Fed was raising interest rates; cash added stability to the portfolio.

Q. HOW DID YOU DIVIDE THE FUND'S INVESTMENTS AMONG THE OTHER SECTORS THAT MAKE UP THE GOVERNMENT BOND MARKET?

A. The allocation of the other sectors was approximately 41% mortgage-backed securities and 17% government agency debentures. While our U.S. Treasury and cash positions aided the fund's performance, mortgage securities and agency debentures underperformed their U.S. Treasury counterparts.

   In response to the U.S. budget surplus, the U.S. Treasury scaled back its auctions of new debt and bought back some outstanding securities. The anticipated scarcity of Treasuries helped raise their prices even as interest rates rose. In contrast, the mortgage and agency markets suffered from an abundance of supply. As a result, the spread -- or the difference in yield -- between Treasuries and other segments of the government bond market widened, putting downward pressure on the prices of mortgage-backed and agency securities. In that environment, we felt mortgage-backed and agency securities offered a growing yield advantage over higher-rated bonds.

   Both mortgage-backed and agency securities were attractively priced at the end of the period and offered very attractive yields, especially when viewed on a historical basis. So we began to increase our weighting in both sectors. The securities we added offered anywhere between 1% to 2% more yield than comparable U.S. Treasury securities. In our view, this additional yield more than adequately compensated us for the slight additional risk these bonds carry, given our belief that mortgage and agency securities prices will stabilize once supply has been absorbed, and they may in turn add yield to the fund.

   Among mortgage-backed and agency securities, we stick to those that are guaranteed by the full faith and credit of government agencies such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Q. WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND INTEREST RATES GOING FORWARD?

A. At the end of the period, we felt the bond market had discounted the possibility that the Fed would continue to raise interest rates. In our view, that assumption may be slightly premature. Granted, there have been some signs that the economy is slowing. But inflation and commodity prices are running at a higher rate than they were a year ago. Furthermore, the U.S. economy remains strong and there's also a lot of economic strength on a global basis. That's why we believe it's entirely possible that the Fed will continue to raise rates and, over the short-term, bonds may continue to come under pressure. We also believe that the U.S. Treasury will continue to buy back some of its outstanding debt. Beyond that, however, we are more optimistic because we believe that the interest rate hikes eventually will slow the economy. If that's the case, then interest rates could fall, providing a better backdrop for bonds. Given that outlook, we're comfortable with the fund's current positioning, with the majority of our holdings in mortgage-backed and agency securities.

 /s/ D. Richard Smith

     D. Richard Smith
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

D. RICHARD SMITH IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND AND MFS(R) GOVERNMENT LIMITED MATURITY FUND.

MR. SMITH JOINED MFS IN 1993. HE BECAME A PORTFOLIO MANAGER IN 1997. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET. HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. DEGREE FROM VANDERBILT UNIVERSITY.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS TO PRESERVE CAPITAL AND PROVIDE HIGH CURRENT
                         INCOME (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN
                         MONEY MARKET INSTRUMENTS).

COMMENCEMENT OF
INVESTMENT OPERATIONS:   SEPTEMBER 26, 1988

CLASS INCEPTION:         CLASS A  SEPTEMBER 26, 1988
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  AUGUST 1, 1994
                         CLASS I  JANUARY 2, 1997

SIZE:                    $255.0 MILLION NET ASSETS AS OF JUNE 30, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

CLASS A
                                          6 Months        1 Year       3 Years       5 Years        10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +2.83%        +4.43%       +15.63%       +28.06%         +73.46%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +4.43%       + 4.96%       + 5.07%         + 5.66%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --           +1.82%       + 4.08%       + 4.54%         + 5.40%
--------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years        10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +2.32%        +3.49%       +12.85%       +22.89%         +63.55%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +3.49%       + 4.11%       + 4.21%         + 5.04%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --           -0.44%       + 3.21%       + 3.89%         + 5.04%
--------------------------------------------------------------------------------------------------------------

CLASS C
                                          6 Months        1 Year       3 Years       5 Years        10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +2.41%        +3.45%       +12.67%       +22.60%         +64.69%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +3.45%       + 4.06%       + 4.16%         + 5.12%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --           +2.47%       + 4.06%       + 4.16%         + 5.12%
--------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years        10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                    +3.04%        +4.73%       +16.02%       +28.59%         +74.18%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --           +4.73%       + 5.08%       + 5.16%         + 5.71%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because the operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 2000

Mortgage Backed                    40.8%
Government Agency                  16.7%
Cash                                5.3%
U.S. Treasuries                    37.2%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2000

Bonds - 93.9%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)          VALUE
-------------------------------------------------------------------------------
U.S. Federal Agencies - 47.3%
    Federal Home Loan Bank, 7.25s, 2002                  $18,500   $ 18,578,070
    Federal Home Loan Mortgage Corp., 5.75s, 2001         10,000      9,900,000
    Federal Home Loan Mortgage Corp., 6s, 2008             7,417      7,328,608
    Federal Home Loan Mortgage Corp., 8s, 2011 - 2023      5,518      5,575,773
    Federal National Mortgage Assn., 6.1s, 2001           10,000      9,900,000
    Federal National Mortgage Assn., 6.132s, 2011          9,605      9,289,731
    Federal National Mortgage Assn., 6.178s, 2014          8,361      8,154,860
    Federal National Mortgage Assn., 6.461s, 2029          8,619      8,739,237
    Federal National Mortgage Assn., 6.5s, 2006           10,717     10,646,123
    Federal National Mortgage Assn., 6.69s, 2001           3,500      3,486,875
    Federal National Mortgage Assn., 7s, 2006 - 2099      17,000     16,872,210
    Federal National Mortgage Assn., 7.5s, 2011 - 2015    10,178     10,145,806
    Federal National Mortgage Assn., 8s, 2011              1,983      2,003,727
                                                                   ------------
                                                                   $120,621,020
-------------------------------------------------------------------------------
U.S. Government Guaranteed - 46.6%
  Government National Mortgage Association - 9.9%
    GNMA, 7.125s, 2023 - 2025                            $18,275   $ 18,357,670
    GNMA, 8s, 2014 - 2015                                  3,418      3,471,066
    GNMA, 8.5s, 2002 - 2010                                1,224      1,257,345
    GNMA, 9s, 2001 - 2007                                  1,964      2,041,804
                                                                   ------------
                                                                   $ 25,127,885
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 36.7%
    U.S. Treasury Notes, 7.5s, 2001                      $15,000   $ 15,189,900
    U.S. Treasury Notes, 7.875s, 2001                     16,000     16,235,040
    U.S. Treasury Notes, 8s, 2001                         51,950     52,591,063
    U.S. Treasury Notes, 4.25s, 2010                       5,088      5,160,810
    U.S. Treasury Notes, 6.5s, 2010                        4,250      4,395,435
                                                                   ------------
                                                                   $ 93,572,248
-------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                   $118,700,133
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $243,181,566)                        $239,321,153
-------------------------------------------------------------------------------

Repurchase Agreement - 4.1%
-------------------------------------------------------------------------------
    Merrill Lynch, dated 6/30/00, due 7/03/00, total to
      be received, $10,570,967 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                   $10,569   $ 10,569,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $253,750,566)                  $249,890,153
Other Assets, Less Liabilities - 2.0%                                 5,099,202
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $254,989,355
-------------------------------------------------------------------------------

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
JUNE 30, 2000
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $253,750,566)        $249,890,153
  Cash                                                                  806
  Receivable for investments sold                                10,374,073
  Receivable for fund shares sold                                 3,565,615
  Interest receivable                                             2,542,230
  Other assets                                                        3,790
                                                               ------------
    Total assets                                               $266,376,667
                                                               ------------
Liabilities:
  Distributions payable                                        $    411,908
  Payable for investments purchased                               9,959,618
  Payable for fund shares reacquired                                804,189
  Payable to affiliates -
    Management fee                                                    2,768
    Shareholder servicing agent fee                                     692
    Distribution and service fee                                     29,672
    Administrative fee                                                  121
  Accrued expenses and other liabilities                            178,344
                                                               ------------
      Total liabilities                                        $ 11,387,312
                                                               ------------
Net assets                                                     $254,989,355
                                                               ============
Net assets consist of:
  Paid-in capital                                              $289,878,017
  Unrealized depreciation on investments                         (3,860,413)
  Accumulated net realized loss on investments                  (30,729,932)
  Accumulated distributions in excess of net investment
income                                                             (298,317)
                                                               ------------
      Total                                                    $254,989,355
                                                               ============
Shares of beneficial interest outstanding                       31,453,588
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $179,880,295 / 22,165,428 shares of
     beneficial interest outstanding)                             $8.12
                                                                  =====
  Offering price per share (100 / 97.5 of net asset
     value per share)                                             $8.33
                                                                  =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $55,698,723 / 6,882,796 shares of
     beneficial interest outstanding)                             $8.09
                                                                  =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $19,410,227 / 2,405,350 shares of
     beneficial interest outstanding)                             $8.07
                                                                  =====
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of
    $110 / 14 shares of beneficial interest
    outstanding)                                                  $8.11
                                                                  =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 9,298,834
                                                                    -----------
  Expenses -
    Management fee                                                  $   528,635
    Trustees' compensation                                               21,803
    Shareholder servicing agent fee                                     132,158
    Distribution and service fee (Class A)                              137,624
    Distribution and service fee (Class B)                              283,027
    Distribution and service fee (Class C)                              100,287
    Administrative fee                                                   21,454
    Custodian fee                                                        48,790
    Printing                                                             17,419
    Postage                                                              14,393
    Auditing fees                                                        13,100
    Legal fees                                                                7
    Miscellaneous                                                        78,499
                                                                    -----------
      Total expenses                                                $ 1,397,196
    Fees paid indirectly                                                (18,989)
                                                                    -----------
      Net expenses                                                  $ 1,378,207
                                                                    -----------
        Net investment income                                       $ 7,920,627
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) on investment transactions  $(3,084,333)
  Change in unrealized appreciation on investments                    1,970,792
                                                                    -----------
        Net realized and unrealized loss on investments             $(1,113,541)
                                                                    -----------
          Increase in net assets from operations                    $ 6,807,086
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                              JUNE 30, 2000            DECEMBER 31, 1999
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   7,920,627                $  17,367,738
  Net realized loss on investments                               (3,084,333)                  (4,861,803)
  Net unrealized gain (loss) on investments                       1,970,792                   (6,089,837)
                                                              -------------                -------------
    Increase in net assets from operations                    $   6,807,086                $   6,416,098
                                                              -------------                -------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $  (5,563,991)               $ (12,110,749)
  From net investment income (Class B)                           (1,614,925)                  (3,561,308)
  From net investment income (Class C)                             (529,214)                  (1,421,241)
  From net investment income (Class I)                                   (3)                     (11,315)
                                                              -------------                -------------
    Total distributions declared to shareholders              $  (7,708,133)               $ (17,104,613)
                                                              -------------                -------------
Net decrease in net assets from fund share transactions       $ (31,178,354)               $ (11,457,764)
                                                              -------------                -------------
      Total decrease in net assets                            $ (32,079,401)               $ (22,146,279)
Net assets:
  At beginning of period                                        287,068,756                  309,215,035
                                                              -------------                -------------

At end of period (including accumulated distributions in
  excess of net investment income of $298,317 and
  $510,811, respectively)                                     $ 254,989,355                $ 287,068,756
                                                              =============                =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                JUNE 30, 2000              1999            1998            1997            1996            1995
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                               $ 8.14            $ 8.42          $ 8.40          $ 8.41          $ 8.68          $ 8.42
                                       ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                $ 0.25            $ 0.48          $ 0.50          $ 0.53          $ 0.56          $ 0.59
  Net realized and unrealized
    gain (loss) on investments          (0.02)            (0.29)           0.02           (0.02)          (0.30)           0.25
                                       ------            ------          ------          ------          ------          ------
      Total from investment
        operations                     $ 0.23            $ 0.19          $ 0.52          $ 0.51          $ 0.26          $ 0.84
                                       ------            ------          ------          ------          ------          ------

Less distributions declared to
  shareholders from net investment
  income                               $(0.25)           $(0.47)         $(0.50)         $(0.52)         $(0.53)         $(0.58)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 8.12            $ 8.14          $ 8.42          $ 8.40          $ 8.41          $ 8.68
                                       ======            ======          ======          ======          ======          ======
Total return(+)                          2.83%++           2.31%           6.34%           6.30%           2.98%          10.36%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             0.82%+            0.81%           0.84%           0.84%           0.84%           0.88%
  Net investment income                  6.25%+            5.76%           5.95%           6.27%           6.55%           6.91%
Portfolio turnover                         62%              165%            368%            266%            301%            447%
Net assets at end of period
  (000 omitted)                      $179,880          $191,955        $215,877        $190,039        $226,976        $248,955

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                JUNE 30, 2000              1999            1998            1997            1996            1995
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                               $ 8.12            $ 8.40          $ 8.39          $ 8.39          $ 8.67          $ 8.41
                                       ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                $ 0.22            $ 0.41          $ 0.43          $ 0.46          $ 0.47          $ 0.51
  Net realized and unrealized
    gain (loss) on investments          (0.03)            (0.29)           0.01            --             (0.30)           0.25
                                       ------            ------          ------          ------          ------          ------
      Total from investment
        operations                     $ 0.19            $ 0.12          $ 0.44          $ 0.46          $ 0.17          $ 0.76
                                       ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders from net investment
  income                               $(0.22)           $(0.40)         $(0.43)         $(0.46)         $(0.45)         $(0.50)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 8.09            $ 8.12          $ 8.40          $ 8.39          $ 8.39          $ 8.67
                                       ======            ======          ======          ======          ======          ======
Total return                             2.32%++           1.50%           5.43%           5.61%           2.08%           9.31%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.60%+            1.61%           1.60%           1.63%           1.72%           1.74%
  Net investment income                  5.47%+            4.96%           5.17%           5.48%           5.67%           6.02%
Portfolio turnover                         62%              165%            368%            266%            301%            447%
Net assets at end of period
  (000 omitted)                       $55,699           $71,472         $68,867         $34,843         $34,643         $33,759

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                             SIX MONTHS ENDED         -------------------------------------------------------------------------
                                JUNE 30, 2000              1999            1998            1997            1996            1995
                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                               $ 8.09            $ 8.38          $ 8.37          $ 8.37          $ 8.65          $ 8.39
                                       ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                $ 0.21            $ 0.41          $ 0.43          $ 0.45          $ 0.48          $ 0.51
  Net realized and unrealized
    gain (loss) on investments          (0.02)            (0.30)           0.01            --             (0.30)           0.25
                                       ------            ------          ------          ------          ------          ------
      Total from investment
        operations                     $ 0.19            $ 0.11          $ 0.44          $ 0.45          $ 0.18          $ 0.76
                                       ------            ------          ------          ------          ------          ------
Less distributions declared to
  shareholders from net investment
  income                               $(0.21)           $(0.40)         $(0.43)         $(0.45)         $(0.46)         $(0.50)
                                       ------            ------          ------          ------          ------          ------
Net asset value - end of period        $ 8.07            $ 8.09          $ 8.38          $ 8.37          $ 8.37          $ 8.65
                                       ======            ======          ======          ======          ======          ======
Total return                             2.41%++           1.33%           5.35%           5.56%           2.12%           9.33%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.67%+            1.66%           1.69%           1.69%           1.69%           1.73%
  Net investment income                  5.40%+            4.91%           5.10%           5.42%           5.68%           5.87%
Portfolio turnover                         62%              165%            368%            266%            301%            447%
Net assets at end of period
 (000 omitted)                        $19,410           $23,642         $24,286         $18,192         $22,215         $17,365

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,                  PERIOD ENDED
                                                 SIX MONTHS ENDED         ----------------------------          DECEMBER 31,
                                                    JUNE 30, 2000              1999               1998                 1997*
                                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $ 8.12            $ 8.40             $ 8.40                $ 8.40
                                                           ------            ------             ------                ------
Income from investment operations# -
  Net investment income                                    $ 0.31            $ 0.51             $ 0.46                $ 0.53
  Net realized and unrealized gain (loss)
    on investments                                          (0.07)            (0.31)              0.05                  --
                                                           ------            ------             ------                ------
      Total from investment operations                     $ 0.24            $ 0.20             $ 0.51                $ 0.53
                                                           ------            ------             ------                ------
Less distributions declared to shareholders from net
  investment income                                        $(0.25)           $(0.48)            $(0.51)               $(0.53)
                                                           ------            ------             ------                ------
Net asset value - end of period                            $ 8.11            $ 8.12             $ 8.40                $ 8.40
                                                           ======            ======             ======                ======
Total return                                                 3.04%++           2.46%              6.25%                 6.55%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.67%+            0.66%              0.66%                 0.69%+
  Net investment income                                      6.40%+            5.91%              6.23%                 6.42%+
Portfolio turnover                                             62%              165%               368%                  266%
Net assets at end of period (000 omitted)                  $ --              $ --               $  185                $  182

 * For the period from the inception of Class I, January 2, 1997, through December 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Limited Maturity Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1999, the fund, for federal income tax purposes, had a capital loss carryforward of $27,643,690, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2002, ($12,883,519), December 31, 2003, ($2,302,419),
December 31, 2004, ($4,284,511), December 31, 2005, ($3,064,412), and December
31, 2007, ($5,108,829).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of the lesser of (i) 0.40% of the fund's average daily net assets or
(ii) 0.38% of the fund's average daily net assets, and 5.36% of gross investment income.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,564 for the six months ended June 30, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $10,615 for the six months ended June 30, 2000, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% for an indefinite period of time) of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such a date as the Trustees of the fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,711 for the six months ended June 30, 2000. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,266 and $328 for Class B and Class C shares, respectively, for the six months ended June 30, 2000. Fees incurred under the distribution plan during the six months ended June 30, 2000, were 0.93% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2000, were $315, $183,967, and $6,386 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                           PURCHASES             SALES
----------------------------------------------------------------------
U.S. government securities              $155,976,366      $167,204,732
                                       -------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                            $253,750,566
                                                          ------------
Gross unrealized depreciation                             $ (4,007,905)
Gross unrealized appreciation                                  147,492
                                                          ------------
    Net unrealized depreciation                           $ (3,860,413)
                                                          ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                         SIX MONTHS ENDED JUNE 30, 2000            YEAR ENDED DECEMBER 31, 1999
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              12,536,884       $ 101,730,701          68,927,254       $ 571,835,483
Shares issued to shareholders in
 reinvestment of distributions              452,413           3,668,273           1,008,512           8,331,804
Shares reacquired                       (14,410,936)       (116,859,033)        (71,993,527)       (596,900,414)
                                      -------------       -------------       -------------       -------------
    Net decrease                         (1,421,639)      $ (11,460,059)         (2,057,761)      $ (16,733,127)
                                      =============       =============       =============       =============

Class B shares
                                         SIX MONTHS ENDED JUNE 30, 2000            YEAR ENDED DECEMBER 31, 1999
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               1,211,026       $   9,796,591           8,244,956       $  68,164,379
Shares issued to shareholders in
 reinvestment of distributions              128,573           1,039,503             273,442           2,251,472
Shares reacquired                        (3,262,605)        (26,399,000)         (7,912,639)        (65,328,326)
                                      -------------       -------------       -------------       -------------
    Net increase (decrease)              (1,923,006)      $ (15,562,906)            605,759       $   5,087,525
                                      =============       =============       =============       =============

Class C shares
                                         SIX MONTHS ENDED JUNE 30, 2000            YEAR ENDED DECEMBER 31, 1999
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                               1,161,563       $   9,373,600           3,464,170       $  28,624,872
Shares issued to shareholders in
 reinvestment of distributions               44,878             361,834             115,275             946,936
Shares reacquired                        (1,721,766)        (13,890,842)         (3,557,870)        (29,205,369)
                                      -------------       -------------       -------------       -------------
    Net increase (decrease)                (515,325)      $  (4,155,408)             21,575       $     366,439
                                      =============       =============       =============       =============

Class I shares
                                         SIX MONTHS ENDED JUNE 30, 2000            YEAR ENDED DECEMBER 31, 1999
                                      ---------------------------------       ---------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold
                                               --         $        --                 3,962       $      32,910
Shares issued to shareholders in
 reinvestment of distributions                    1                  19               1,292              10,654
Shares reacquired                              --                  --               (27,322)           (222,165)
                                      -------------       -------------       -------------       -------------
    Net increase (decrease)                       1       $          19             (22,068)      $    (178,601)
                                      =============       =============       =============       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended June 30, 2000, was $709. The fund had no borrowings during the period.

MFS(R) GOVERNMENT LIMITED MATURITY FUND

TRUSTEES                                   ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor      Mark E. Bradley*
                                           Ellen Moynihan*
Lawrence H. Cohn, M.D.+ - Chief of
Cardiac Surgery, Brigham and Women's       SECRETARY
Hospital; Professor of Surgery,            Stephen E. Cavan*
Harvard Medical School
                                           ASSISTANT SECRETARY
The Hon. Sir J. David Gibbons, KBE+ -      James R. Bordewick, Jr.*
Chief Executive Officer, Edmund
Gibbons Ltd.; Chairman, Colonial           CUSTODIAN
Insurance Company, Ltd.                    State Street Bank and Trust Company

Abby M. O'Neill+ - Private Investor        INVESTOR INFORMATION
                                           For information on MFS mutual funds,
Walter E. Robb, III+ - President and       call your investment professional or,
Treasurer, Benchmark Advisors, Inc.        for an information kit, call toll
(corporate financial consultants);         free: 1-800-637-2929 any business day
President, Benchmark Consulting Group,     from 9 a.m. to 5 p.m. Eastern time (or
Inc. (office services)                     leave a message anytime).

Arnold D. Scott* - Senior Executive        INVESTOR SERVICE
Vice President, Director, and Secretary,   MFS Service Center, Inc.
MFS Investment Management                  P.O. Box 2281
                                           Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment          For general information, call toll free:
Management                                 1-800-225-2606 any business day from
                                           8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight
Resources, Inc. (acquisition planning      For service to speech- or
specialists)                               hearing-impaired, call toll free:
                                           1-800-637-6576 any business day from 9
Ward Smith - Former Chairman (until        a.m. to 5 p.m. Eastern time. (To use
1994), NACCO Industries (holding           this service, your phone must be
company)                                   equipped with a Telecommunications
                                           Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company   For share prices, account balances,
500 Boylston Street                        exchanges, or stock and bond outlooks,
Boston, MA 02116-3741                      call toll free: 1-800-MFS-TALK
                                           (1-800-637-8255) anytime from a
DISTRIBUTOR                                touch-tone telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                        WORLD WIDE WEB
Boston, MA 02116-3741                      www.mfs.com

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
James O. Yost*

+Independent Trustee
*MFS Investment Management

MFS(R) GOVERNMENT                                                   ------------
LIMITED MATURITY FUND                                                BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MGL-3 8/00 19M 28/228/328/828